UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Fl.
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: August 31
Date of reporting period: August 31, 2008

ITEM 1.     REPORT TO STOCKHOLDERS.

          The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / AUGUST 31, 2008

CitiSM Institutional Liquid Reserves

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide its shareholders with liquidity and as high a level of current income as is consistent with the preservation of capital.

What’s inside

Letter from the chairman	I
Fund overview	1
Portfolio at a glance – Liquid Reserves Portfolio	5
Fund expenses	6
Fund performance	8
Historical performance	9
CitiSM Institutional Liquid Reserves
Statement of assets and liabilities	10
Statement of operations	11
Statements of changes in net assets	12
Financial highlights	13
Notes to financial statements	16
Report of independent registered public accounting firm	26
Additional information	27
Important tax information	34
Liquid Reserves Portfolio
Schedule of investments	35
Statement of assets and liabilities	43
Statement of operations	44
Statements of changes in net assets	45
Financial highlights	46
Notes to financial statements	47
Report of independent registered public accounting firm	55
Additional information	56

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s and the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s and the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds. Legg Mason and its affiliates, as well as the Fund’s investment manager are not affiliated with Citigroup. Investments in the Fund referenced herein are not bank deposits or obligations of Citibank.

Letter from the chairman

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

Economic growth in the U.S. was mixed during the 12-month reporting period ended August 31, 2008. Looking back, third quarter 2007 U.S. gross domestic product (“GDP”)[i] growth was a very strong 4.8%. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy, as fourth quarter 2007 GDP declined 0.2%. The economy then expanded 0.9% during the first quarter of 2008, and second quarter 2008 GDP growth was 2.8%. In recent months, the economy was supported by strong exports and consumer spending, the latter of which was aided by the government’s tax rebate checks.

While the economy may not fall into a recession, it is a moot point for many Americans, as the job market continues to weaken and energy prices remain elevated. In terms of the employment picture, the U.S. Department of Labor reported that payroll employment declined in each of the first eight months of 2008, and the unemployment rate rose to 6.1% in August, its highest level since September 2003. After oil reached a record $147 a barrel on July 11, 2008, it fell to $115 as of August 31, 2008. However, it continues to be well above the price of $74 per barrel as of August 31, 2007.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. Beginning in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. The Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S. dollar. At its meetings in June, August and September (after the reporting period ended), the Fed held rates steady. In conjunction with its September meeting, the Fed stated: “Strains in financial markets have increased significantly and labor markets have weakened further. Economic growth appears to have slowed recently, partly reflecting a softening of household spending. Tight credit conditions, the ongoing housing contraction, and some slowing in export growth are likely to weigh on economic growth over the next few quarters.”

CitiSM Institutional Liquid Reserves | I

Letter from the chairman continued

Then, on October 8, 2008, in a global coordination effort with six central banks around the world, interest rates were cut in an attempt to reduce the strains in the global financial markets. At that time, the Fed lowered the federal funds rate from 2.00% to 1.50%.

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. The Fed also increased the maximum term for discount window loans from 30 to 90 days. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. Then, after the close of the reporting period, in mid-September, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. The U.S. Department of the Treasury also took an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September. In addition, the Treasury proposed a $700 billion rescue plan to help financial institutions reduce their exposure to troubled mortgage-related securities. After the House of Representatives initially rejected the plan on September 29, 2008, a revamped version was approved by Congress and, on October 3, 2008, signed into law by the President of the United States.

During the 12-month reporting period ended August 31, 2008, both short-and long-term Treasury yields experienced periods of extreme volatility. Investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Treasury yields then rose in April, May and early June 2008, as oil prices hit record levels. However, an additional credit crunch in mid-June resulted in another flight to quality, with Treasury yields again moving lower. Overall, during the 12 months ended August 31, 2008, two-year Treasury yields fell from 4.15% to 2.36%. Over the same time frame, 10-year Treasury yields moved from 4.54% to 3.83%.

During the reporting period, the yields available from money market instruments fluctuated and ultimately moved lower given the Fed’s numerous rate cuts. The current market challenges have not affected the Fund’s $1.00 share price. Additionally, we believe that the current situation should not affect the Fund’s $1.00 share price, going forward. Over time, we also believe that the Fund’s returns should remain competitive.

II | CitiSM Institutional Liquid Reserves

A special note regarding recent market volatility

In recent weeks, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy during the remainder of the year and, perhaps, into 2009 as well.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain steadfast in our commitment to provide you with extraordinary service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers do everything in their power to deliver strong long-term results.

The Fund participates in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds. Shareholders in the Fund as of the close of business on September 19, 2008 will have a temporary U.S. Treasury guarantee on balances up to the amount held in the Fund on that date. Legg Mason believes this program will provide support to our shareholders as we manage through this market environment.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

CitiSM Institutional Liquid Reserves | III

Letter from the chairman continued

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

October 8, 2008

[i] Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV | CitiSM Institutional Liquid Reserves

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. The Fund invests in securities through an underlying mutual fund, Liquid Reserves Portfolio (the “Portfolio”), which has the same investment objective and strategies as the Fund. The Portfolio may invest in all types of high-quality, short-term money market instruments denominated in U.S. dollars. The Portfolio may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

The Portfolio may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. These include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets and, in some cases, are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security.

Western Asset Management Company (“Western Asset”), the Fund’s and the Portfolio’s subadviser, utilizes a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the U.S. bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)[i] monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 4.15% and 4.54%, respectively. Treasury yields then moved lower — and their prices moved higher — as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” Investors were drawn to the relative safety of Treasuries, while increased risk aversion caused other segments of the bond market to falter.

CitiSM Institutional Liquid Reserves 2008 Annual Report | 1

Fund overview continued

As conditions in the credit market worsened in the summer of 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed began lowering the federal funds rateii in September 2007. While this initially helped ease the credit crunch, continued subprime mortgage write-offs and weak economic data triggered additional flights to quality in November 2007 and the first quarter of 2008.

Treasury yields then moved higher in April, May and early June, as inflationary pressures increased. Over this period, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt rallied. However, the credit crunch resumed in mid-June, resulting in another flight to quality. This caused Treasury yields to move lower during much of the remainder of the reporting period.

At the end of the fiscal year, two- and 10-year Treasury yields were 2.36% and 3.83%, respectively. While the Fed attempted to stimulate growth by cutting short-term interest rates from 5.25% to 2.00% from September 2007 through April 2008, it has held rates steady at its most recent meetings.

Q. How did we respond to these changing market conditions?

A. We responded to these changing market conditions and this challenging new environment by gradually reducing our exposure to asset-backed commercial paper and shifting a greater percentage of these funds into more traditional money market securities, such as certificates of deposit, corporate commercial paper and U.S. government and agencies.

Performance review

As of August 31, 2008, the seven-day current yield for Class A shares of CitiSM Institutional Liquid Reserves was 2.64% and the seven-day effective yield, which reflects compounding, was 2.68%.1

Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the seven-day current yield would have been 2.45% and the seven-day effective yield would have been 2.49%.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

2 | CitiSM Institutional Liquid Reserves 2008 Annual Report

CITISM INSTITUTIONAL LIQUID RESERVES Yields as of August 31, 2008 (unaudited)

	Seven-Day Current Yield[1]	Seven-Day Effective Yield[1]

Class A Shares	2.64%	2.68%
SVB Liquid Reserves Shares	2.22%	2.25%
SVB Institutional Liquid Reserves Shares	2.58%	2.61%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the seven-day current and effective yields for Class A shares would have been 2.45% and 2.49%, respectively; the seven-day current and effective yields for SVB Liquid Reserves shares would have been 2.12% and 2.15%, respectively; and the seven-day current and effective yields for SVB Institutional Liquid Reserves shares would have been 2.48% and 2.51%, respectively.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q. What were the most significant factors affecting Fund performance?

A. Maintaining a long average maturity relative to our peers enabled us to lock in higher yields for a longer period as the Fed aggressively eased monetary policy. Also, as previously mentioned, over the course of the reporting period, we reduced our exposure to certain sectors, such as asset-backed commercial paper. This was done as a result of a uniquely challenging economic climate and unprecedented investor concern.

Thank you for your investment in CitiSM Institutional Liquid Reserves. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

September 16, 2008

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

CitiSM Institutional Liquid Reserves 2008 Annual Report | 3

Fund overview continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the Fund. Investments in structured securities (such as those issued by Structured Investment Vehicles, or SIVs) which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values. Please see the Fund’s prospectus for more information on these and other risks.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

4 | CitiSM Institutional Liquid Reserves 2008 Annual Report

Portfolio at a glance (unaudited)
Liquid Reserves Portfolio

The Fund invests all of its investable assets in Liquid Reserves Portfolio, the investment breakdown of which is shown below.

INVESTMENT BREAKDOWN (%) As a percent of total investments — August 31, 2008

CitiSM Institutional Liquid Reserves 2008 Annual Report | 5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2008 and held for the six months ended August 31, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]

	ACTUAL TOTAL RETURN[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]

Class A	1.50%	$1,000.00	$1,015.00	0.15%	$0.76
SVB Liquid Reserves Shares	1.28	1,000.00	1,012.80	0.59	2.99
SVB Institutional Liquid Reserves Shares	1.46	1,000.00	1,014.60	0.23	1.16

[1]	For the six months ended August 31, 2008.

[2]

Assumes reinvestment of all distributions at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

6 | CitiSM Institutional Liquid Reserves 2008 Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]

	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]

Class A	5.00%	$1,000.00	$1,024.38	0.15%	$0.76
SVB Liquid Reserves Shares	5.00	1,000.00	1,022.17	0.59	3.00
SVB Institutional Liquid Reserves Shares	5.00	1,000.00	1,023.98	0.23	1.17

[1]	For the six months ended August 31, 2008.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

CitiSM Institutional Liquid Reserves 2008 Annual Report  |  7

Fund performance (unaudited)

TOTAL RETURNS

ALL PERIODS ENDED AUGUST 31, 2008	ONE YEAR	FIVE YEARS*	TEN YEARS*	SINCE INCEPTION

Class A	3.98%	3.47%	3.76%	4.21%
SVB Liquid Reserves Shares	3.53	3.02	N/A	3.01	[a]
SVB Institutional Liquid Reserves Shares	3.89	3.39	N/A	2.95	[b]
iMoneyNet, Inc. 1st Tier Institutional Taxable Money Market Funds Average	3.58	3.17	3.51	N/A

*	Average Annual Total Return

[a]	Commencement of Operations 4/24/00

[b]	Commencement of Operations 6/05/01

7-DAY YIELDS[1]	CLASS A	SVB LIQUID RESERVES SHARES	SVB INSTITUTIONAL LIQUID RESERVES SHARES

Current	2.64%	2.22%	2.58%
Effective	2.68	2.25	2.61

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment.

The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

Note:	A money market fund’s yield more closely reflects the current earnings of the fund than does the total return.

Although money market funds seek to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. Yields and total returns will fluctuate and past performance is no guarantee of future results. Total return figures include reinvestment of all distributions. Returns and yields may reflect certain fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the Fund’s returns and yields would have been lower.

8  | CitiSM Institutional Liquid Reserves 2008 Annual Report

Historical performance (unaudited)

COMPARISON OF 7-DAY YIELDS FOR CLASS A SHARES OF CITISM INSTITUTIONAL LIQUID RESERVES VS. iMONEYNET, INC. 1ST TIER INSTITUTIONAL TAXABLE MONEY MARKET FUNDS AVERAGE — September 2007 - August 2008

As illustrated, Class A shares of CitiSM Institutional Liquid Reserves generally provided an annualized seven-day yield similar to that of the iMoneyNet, Inc. 1st Tier Institutional Taxable Money Market Funds Average, as published in iMoneyNet, Inc. Money Fund Report™, for the one-year period.

Yields will fluctuate and past performance is no guarantee of future results. Fund yields may reflect certain fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the Fund’s yield would have been lower.

*    Source: iMoneyNet, Inc.

CitiSM Institutional Liquid Reserves 2008 Annual Report  |  9

Statement of assets and liabilities
August 31, 2008

ASSETS:
Investment in Liquid Reserves Portfolio, at value	$15,037,958,560
Receivable for Fund shares sold	30,000
Prepaid expenses	224,210

Total Assets	15,038,212,770

LIABILITIES:
Distributions payable	7,353,649
Investment management fee payable	1,136,943
Distribution fees payable	257,512
Trustees’ fees payable	19,320
Accrued expenses	297,558

Total Liabilities	9,064,982

TOTAL NET ASSETS	$15,029,147,788

NET ASSETS:
Par value (Note 3)	$150,762
Paid-in capital in excess of par value	15,076,009,533
Undistributed net investment income	140,241
Accumulated net realized loss on investments	(6,330,789)
Net unrealized depreciation on investments	(40,821,959)

TOTAL NET ASSETS	$15,029,147,788

Shares Outstanding:
Class A	11,318,224,855
SVB Liquid Reserves Shares	200,550,171
SVB Institutional Liquid Reserves Shares	3,557,385,269
Net Asset Value:
Class A	$1.00
SVB Liquid Reserves Shares	$1.00
SVB Institutional Liquid Reserves Shares	$1.00

See Notes to Financial Statements.

10 | CitiSM Institutional Liquid Reserves 2008 Annual Report

Statement of operations
For the Year Ended August 31, 2008

INVESTMENT INCOME:
Income from Liquid Reserves Portfolio	$789,458,118
Allocated net expenses from Liquid Reserves Portfolio	(14,636,821)

Total Investment Income	774,821,297

EXPENSES:
Distribution fees (Note 4)	19,640,480
Investment management fee (Note 2)	14,009,654
Legal fees	595,487
Insurance	299,914
Trustees’ fees	254,949
Registration fees	116,451
Transfer agent fees (Note 4)	105,940
Shareholder reports (Note 4)	90,023
Audit and tax	19,200
Miscellaneous expenses	74,063

Total Expenses	35,206,161
Less: Fee waivers and/or expense reimbursements (Notes 2 and 4)	(26,572,183)

Net Expenses	8,633,978

NET INVESTMENT INCOME	766,187,319

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
FROM LIQUID RESERVES PORTFOLIO (NOTE 1):
Net Realized Loss	(3,637,202)
Net Unrealized Depreciation	(40,821,959)

NET LOSS FROM LIQUID RESERVES PORTFOLIO	(44,459,161)

INCREASE IN NET ASSETS FROM OPERATIONS	$721,728,158

See Notes to Financial Statements.

CitiSM Institutional Liquid Reserves 2008 Annual Report | 11

Statements of changes in net assets

FOR THE YEARS ENDED AUGUST 31,	2008	2007

OPERATIONS:
Net investment income	$766,187,319	$1,148,940,771
Net realized gain (loss)	(3,637,202)	1,289,234
Net unrealized depreciation	(40,821,959)	—

Increase in Net Assets From Operations	721,728,158	1,150,230,005

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(766,079,746)	(1,148,940,771)

Decrease in Net Assets From Distributions to Shareholders	(766,079,746)	(1,148,940,771)

FUND SHARE TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares	139,268,533,551	163,990,403,454
Reinvestment of distributions	621,846,094	951,752,811
Cost of shares repurchased	(145,300,049,041)	(158,361,176,540)

Increase (Decrease) in Net Assets From Fund Share Transactions	(5,409,669,396)	6,580,979,725

INCREASE (DECREASE) IN NET ASSETS	(5,454,020,984)	6,582,268,959

NET ASSETS:
Beginning of year	20,483,168,772	13,900,899,813

End of year*	$15,029,147,788	$20,483,168,772

*Includes undistributed net investment income of:	$140,241	$32,668

See Notes to Financial Statements.

12 | CitiSM Institutional Liquid Reserves 2008 Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31:

CLASS A SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE,
BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000

INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.039	0.053	0.044	0.025	0.010
Net realized and unrealized gain (loss)[1]	(0.000)	0.000	(0.000)	0.000	0.000

Total income from operations	0.039	0.053	0.044	0.025	0.010

LESS DISTRIBUTIONS FROM:
Net investment income	(0.039)	(0.053)	(0.044)	(0.025)	(0.010)
Net realized gains	—	—	—	(0.000)[1]	(0.000)[1]

Total distributions	(0.039)	(0.053)	(0.044)	(0.025)	(0.010)

NET ASSET VALUE,
END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[2]	3.98%[3]	5.38%	4.49%	2.50%	1.03%

NET ASSETS,
END OF YEAR (MILLIONS)	$11,281	$16,371	$10,261	$22,459	$17,849

RATIOS TO AVERAGE NET ASSETS:
Gross expenses[4]	0.29%	0.28%[5]	0.31%	0.38%	0.38%
Net expenses[4,6,7]	0.10	0.11 [5]	0.13	0.15	0.16
Net investment income	4.07	5.25	4.25	2.53	1.03

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	If the Portfolio had not entered into the Letter and Capital Support Agreements, the total return would have been lower.

[4]	Includes the Fund’s share of Liquid Reserves Portfolio’s allocated expenses.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[6]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.20%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

CitiSM Institutional Liquid Reserves 2008 Annual Report | 13

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31:

SVB LIQUID RESERVES SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE,
BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000

INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.035	0.048	0.039	0.020	0.006
Net realized and unrealized gain (loss)[1]	(0.000)	0.000	(0.000)	0.000	0.000

Total income from operations	0.035	0.048	0.039	0.020	0.006

LESS DISTRIBUTIONS FROM:
Net investment income	(0.035)	(0.048)	(0.039)	(0.020)	(0.006)
Net realized gains	—	—	—	(0.000)[1]	(0.000)[1]

Total distributions	(0.035)	(0.048)	(0.039)	(0.020)	(0.006)

NET ASSET VALUE,
END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[2]	3.53%[3]	4.91%	4.02%	2.06%	0.63%

NET ASSETS,
END OF YEAR (MILLIONS)	$200	$168	$162	$208	$213

RATIOS TO AVERAGE NET ASSETS:
Gross expenses[4]	0.65%	0.63%[5]	0.65%	0.73%	0.73%
Net expenses[4,6,7]	0.55	0.56 [5]	0.57	0.58	0.56
Net investment income	3.38	4.80	3.91	2.02	0.62

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	If the Portfolio had not entered into the Letter and Capital Support Agreements, the total return would have been lower.

[4]	Includes the Fund’s share of Liquid Reserves Portfolio’s allocated expenses.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[6]

As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of SVB Liquid Reserves shares will not exceed 0.60%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

14 | CitiSM Institutional Liquid Reserves 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31:

SVB INSTITUTIONAL LIQUID RESERVES SHARES	2008	2007	2006	2005	2004

NET ASSET VALUE,
BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000

INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.038	0.052	0.043	0.024	0.010
Net realized and unrealized gain (loss)[1]	(0.000)	0.000	(0.000)	0.000	0.000

Total income from operations	0.038	0.052	0.043	0.024	0.010

LESS DISTRIBUTIONS FROM:
Net investment income	(0.038)	(0.052)	(0.043)	(0.024)	(0.010)
Net realized gains	—	—	—	(0.000)[1]	(0.000)[1]

Total distributions	(0.038)	(0.052)	(0.043)	(0.024)	(0.010)

NET ASSET VALUE,
END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[2]	3.89%[3]	5.27%	4.39%	2.43%	1.00%

NET ASSETS,
END OF YEAR (MILLIONS)	$3,548	$3,944	$3,478	$3,331	$2,485

RATIOS TO AVERAGE NET ASSETS:
Gross expenses[4]	0.29%	0.28%[5]	0.30%	0.38%	0.38%
Net expenses[4,6,7]	0.19	0.21 [5]	0.22	0.22	0.20
Net investment income	3.87	5.15	4.31	2.45	0.99

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	If the Portfolio had not entered into the Letter and Capital Support Agreements, the total return would have been lower.

[4]	Includes the Fund’s share of Liquid Reserves Portfolio’s allocated expenses.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have not have changed.

[6]

As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of SVB Institutional Liquid Reserves shares will not exceed 0.24%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

CitiSM Institutional Liquid Reserves 2008 Annual Report | 15

Notes to financial statements

1. Organization and significant accounting policies

CitiSM Institutional Liquid Reserves (the “Fund”) is a separate diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund invests all of its investable assets in Liquid Reserves Portfolio (the “Portfolio”), a separate investment series of Master Portfolio Trust, that has the same objective as the Fund.

The financial statements of the Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. The Fund records its investment in the Portfolio at value. The value of such investment in the Portfolio reflects the Fund’s proportionate interest (27.6% at August 31, 2008) in the net assets of the Portfolio. Valuation of securities held by the Portfolio is discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. As of the date of this report, the Portfolio continued to meet the requirements of Rule 2a-7 that permit the Portfolio to utilize amortized cost to value its securities, except that certain investments in structured securities (such as those issued by Structured Investment Vehicles or SIVs) are carried at fair value in the Schedule of Investments for the Portfolio. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by an event, the Portfolio may value these securities at fair value as determined in accordance with the procedures approved by the Board of Trustees. Certain SIVs were subject to specific events of default or insolvency which triggered the use of fair value. Concurrently, the Portfolio recognized the fair value of the related Letter Agreement and Credit Support Agreements (see Note 3 of the Portfolio’s Notes to Financial Statements) entered into between the Portfolio and affiliates of the Portfolio.

(b) Investment income. The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

(c) Credit and market risk. The Portfolio holds investments in structured securities (such as those issued by SIVs) which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. These

16 | CitiSM Institutional Liquid Reserves 2008 Annual Report

risks flow through to the Fund from its investment in the Portfolio. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

(d) Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the manager. Expenses incurred by the Trust with respect to any two or more funds in the series are allocated in proportion to the net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund’s share of the Portfolio’s expenses is charged against and reduces the amount of the Fund’s investment in the Portfolio.

(e) Method of allocation. All the net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio at the time of such determination.

(f) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared as of 4:00 p.m. Eastern Time, each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class accounting. Investment income, common expenses and realized and unrealized gains and losses on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

CitiSM Institutional Liquid Reserves 2008 Annual Report | 17

Notes to financial statements continued

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s and the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s and the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreements, the Fund and the Portfolio pay investment management fees, calculated daily and paid monthly, at an annual rate of the Fund’s and the Portfolio’s average daily net assets in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	PORTFOLIO	FUND	TOTAL

First $1 billion	0.100%	0.150%	0.250%
Next $1 billion	0.100	0.125	0.225
Next $3 billion	0.100	0.100	0.200
Next $5 billion	0.100	0.075	0.175
Over $10 billion	0.100	0.050	0.150

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

During the year ended August 31, 2008, the Fund’s Class A, Class SVB Liquid Reserves and Class SVB Institutional Liquid Reserves shares had voluntary expense limitations in place of 0.20%, 0.60% and 0.24%, of the average daily net assets of each class, respectively.

During the year ended August 31, 2008, LMPFA waived a portion of its fee in the amount of $10,059,207. In addition, during the year ended August 31, 2008, the Fund was reimbursed for expenses amounting to $940,679.

Effective January 1, 2008, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the Fund’s prospectus. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

18 | CitiSM Institutional Liquid Reserves 2008 Annual Report

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”) and LMIS served as co-distributors of the Fund.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Shares of beneficial interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest with a par value of $0.00001 per share.

Transactions in shares of beneficial interest were as follows:

	YEAR ENDED AUGUST 31, 2008	YEAR ENDED AUGUST 31, 2007

Class A
Shares sold	135,928,744,300	160,634,248,924
Shares issued on reinvestment	473,388,261	728,816,866
Shares repurchased	(141,456,981,289)	(155,254,191,258)

Net increase (decrease)	(5,054,848,728)	6,108,874,532

SVB Liquid Reserves Shares
Shares sold	360,374,746	281,775,652
Shares issued on reinvestment	6,006,199	8,848,259
Shares repurchased	(334,210,932)	(284,087,518)

Net increase	32,170,013	6,536,393

SVB Institutional Liquid Reserves Shares
Shares sold	2,979,414,505	3,074,378,878
Shares issued on reinvestment	142,451,634	214,087,686
Shares repurchased	(3,508,856,820)	(2,822,897,764)

Net increase (decrease)	(386,990,681)	465,568,800

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and shares repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

4. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution and service plan, under the 1940 Act and under that plan, the Fund pays a monthly fee with respect to its Class A and Class SVB Institutional Liquid Reserves shares calculated at the annual rate not to exceed 0.10% of the average daily net assets of each respective class. The Fund also pays a monthly fee with respect to its Class SVB Liquid Reserves

CitiSM Institutional Liquid Reserves 2008 Annual Report | 19

Notes to financial statements continued

shares calculated at the annual rate not to exceed 0.45% of the average daily net assets. Distribution and service fees are accrued daily and paid monthly.

For the year ended August 31, 2008, class specific expenses were as follows:

	DISTRIBUTION FEES*	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES

Class A	$15,165,045	$ 93,036	$71,210
SVB Liquid Reserves Shares	798,651	1,435	9,898
SVB Institutional Liquid Reserves Shares	3,676,784	11,469	8,915

Total	$19,640,480	$105,940	$90,023

*

Amounts shown are exclusive of waivers. The distribution and/or service fees waived for the year ended August 31, 2008 amounted to $15,165,045 for Class A, $16,592 for SVB Liquid Reserves shares and $390,660 for SVB Institutional Liquid Reserves shares. Such waivers are voluntary and may be reduced or terminated at any time.

5. Distributions to shareholders by class

	YEAR ENDED AUGUST 31, 2008	YEAR ENDED AUGUST 31, 2007

Net Investment Income:
Class A	$617,656,593	$ 926,041,157
SVB Liquid Reserves Shares	6,005,211	8,839,277
SVB Institutional Liquid Reserves Shares	142,417,942	214,060,337

Total	$766,079,746	$1,148,940,771

6. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

RECORD DATE PAYABLE DATE	CLASS A	SVB LIQUID RESERVES SHARES	SVB INSTITUTIONAL LIQUID RESERVES SHARES

Daily
9/30/2008	$0.002127	$0.001793	$0.002079

The tax character of distributions paid during the fiscal years ended August 31, was as follows:

	2008	2007

Distributions Paid From:
Ordinary Income	$766,079,746	$1,148,940,771

20 | CitiSM Institutional Liquid Reserves 2008 Annual Report

As of August 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(1,691,386)
Other book/tax temporary differences[a]	(36,385,850)
Unrealized appreciation/(depreciation)[b]	(8,935,271)

Total accumulated earnings/(losses) - net	$(47,012,507)

*

During the taxable year ended August 31, 2008, the Fund utilized $1,002,201 of its capital loss carryover available from prior years. As of August 31, 2008, the Fund had the following net capital loss carryforwards remaining:

YEAR OF EXPIRATION	AMOUNT

8/31/2015	$(1,691,386)

This amount will be available to offset any future taxable capital gains.

[a]

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductiblity of various expenses.

[b]

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to book/tax differences in the treatment of the securities subject to credit arrangements referenced in Liquid Reserves Portfolio Note 3.

7. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management, LLC (“SBFM”) and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had

CitiSM Institutional Liquid Reserves 2008 Annual Report | 21

Notes to financial statements continued

invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the U.S. Securities and Exchange Commission (“SEC”) as previously described. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

8. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust,

22 | CitiSM Institutional Liquid Reserves 2008 Annual Report

formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

CitiSM Institutional Liquid Reserves 2008 Annual Report | 23

Notes to financial statements continued

9. Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Portfolio’s valuation policies as a result of adopting FAS 157. The Portfolio will implement the disclosure requirements beginning with its November 30, 2008 Form N-Q.

* * *

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

10. Subsequent event

The Fund has enrolled in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Guarantee Program”). Under the Guarantee Program, the U.S. Treasury guarantees the $1.00 dollar per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations.

Only shareholders who held shares as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Guarantee Program. However, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increases after September 19, 2008, the amount of the increase will not be covered by the guarantee.

The guarantee will be triggered if the market-based net asset value of the Fund is less than $0.995, unless promptly cured (a “Guarantee Event”). If a Guarantee Event were to occur, the Fund would be required to liquidate. Upon liquidation and subject to the availability of funds under the Guarantee Program, eligible shareholders would be entitled to receive payments equal to $1.00 per “covered share.” The number of “covered shares” held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September

24 | CitiSM Institutional Liquid Reserves 2008 Annual Report

19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs. The coverage provided for all money market funds participating in the Guarantee Program (and, in turn, any amount available to the Fund and its eligible shareholders) is subject to an overall limit, currently approximately $50 billion.

The initial term of the Guarantee Program terminates on December 18, 2008, but may be later extended by the Treasury Department to terminate no later than September 18, 2009. If the Treasury Department extends the Program, the Board of Trustees of the Fund will consider whether to continue to participate.

In order to participate in the Guarantee Program during the initial term, the Fund has paid a participation fee of 0.01% of the Fund’s net asset value as of September 19, 2008, which is not covered by any expense cap currently in effect. Participation in any extension of the Guarantee Program would require payment of an additional fee, although there can be no assurance that any Fund will elect to participate, or be eligible to participate, in any extension of the Guarantee Program.

CitiSM Institutional Liquid Reserves 2008 Annual Report | 25

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Institutional Trust:

We have audited the accompanying statement of assets and liabilities of CitiSM Institutional Liquid Reserves, a series of Legg Mason Partners Institutional Trust, as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights the year ended August 31, 2004 were audited by other independent registered public accountants whose report thereon, dated October 24, 2004, expressed an unqualified opinion on those financial highlights.
          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CitiSM Institutional Liquid Reserves as of August 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 24, 2008

26 | CitiSM Institutional Liquid Reserves 2008 Annual Report

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of the CitiSM Institutional Liquid Reserves (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES
ELLIOTT J. BERV c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee

Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

A. BENTON COCANOUGHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years

Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)

Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None

CitiSM Institutional Liquid Reserves | 27

Additional information (unaudited) continued
Information about Trustees and Officers

JANE F. DASHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None

MARK T. FINN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years

Adjunct Professor, College of William & Mary (since 2002); Principal/Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)

Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None

RAINER GREEVEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None

28 |  CitiSM Institutional Liquid Reserves

STEPHEN R. GROSS c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years

Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)

Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director, ebank Financial Services, Inc. (from 1997 to 2004)

RICHARD E. HANSON, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None

DIANA R. HARRINGTON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None

CitiSM Institutional Liquid Reserves | 29

Additional information (unaudited) continued
Information about Trustees and Officers

SUSAN M. HEILBRON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Independent Consultant (since 2001)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None

SUSAN B. KERLEY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee

Chairman (since 2005) and Trustee (since 2000), Eclipse Funds (3 funds); Chairman (since 2005) and Director (since 1990), Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since 2007)

ALAN G. MERTEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee

Director of Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); Formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); Formerly, Director, Digital Net Holdings, Inc. (from 2003 to 2004); Formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

30 | CitiSM Institutional Liquid Reserves

R. RICHARDSON PETTIT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years

Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 164 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (2002 to 2005); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)

Number of portfolios in fund complex over- seen by Trustee	149
Other board member- ships held by Trustee	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)
OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”) (from 1999 to 2004)

CitiSM Institutional Liquid Reserves | 31

Additional information (unaudited) continued
Information about Trustees and Officers

TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)

JOHN CHIOTA Legg Mason 300 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years

Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

ROBERT I. FRENKEL Legg Mason 300 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

THOMAS C. MANDIA Legg Mason 300 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

32 |  CitiSM Institutional Liquid Reserves

DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)

MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (from 2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners fund complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

CitiSM Institutional Liquid Reserves | 33

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable years ended August 31, 2008.

Record Date:	Daily	Daily

Payable Date:	September 2007 through December 2007	January 2008 through August 2008

Interest from Federal Obligations	0.70%	2.20%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following information is applicable to non-U.S. resident shareholders:

75% of the ordinary income distributions paid monthly by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

34 | CitiSM Institutional Liquid Reserves

Schedule of investments
August 31, 2008

LIQUID RESERVES PORTFOLIO

FACE AMOUNT	SECURITY	VALUE*

SHORT-TERM INVESTMENTS—98.6%

	Bank Notes—2.3%
$300,000,000	Bank of America N.A., 2.988% due 8/3/09(a)	$300,000,000
	Wells Fargo Bank N.A.:
250,000,000	2.430% due 9/3/08	250,000,000
300,000,000	2.430% due 9/19/08	300,000,000
100,000,000	2.500% due 10/6/08	100,000,000
308,220,000	2.561% due 6/3/09(a)	308,220,000

	Total Bank Notes	1,258,220,000

	Certificates of Deposit—40.5%
375,000,000	Abbey National Treasury Services PLC, 3.050% due 2/6/09	375,000,000
	Allied Irish Banks:
325,000,000	2.840% due 10/9/08	325,000,000
200,000,000	2.750% due 11/12/08	200,000,000
125,000,000	American Express Bank FSB, 2.720% due 9/24/08	125,000,000
250,000,000	American Express Centurion Bank, 2.830% due 9/17/08	250,000,000
	Australia & New Zealand Banking Group:
100,000,000	2.730% due 10/16/08	100,000,000
100,000,000	3.060% due 12/18/08	100,008,880
	Banco Bilbao Vizcaya:
250,000,000	2.815% due 9/18/08	250,000,000
100,000,000	2.800% due 11/20/08	100,000,000
150,000,000	2.805% due 11/20/08	150,001,643
250,000,000	3.190% due 12/22/08	250,000,000
250,000,000	3.100% due 1/12/09	250,000,000
	Banco Santander:
125,000,000	3.000% due 10/23/08	125,000,000
100,000,000	3.090% due 12/22/08	100,003,048
225,000,000	Bank of America N.A., 2.750% due 12/1/08	225,000,000
	Bank of Ireland Governor & Co.:
300,000,000	2.830% due 11/24/08	300,006,949
300,000,000	3.150% due 12/29/08	300,000,000
	Bank of Montreal:
250,000,000	2.680% due 10/21/08	250,000,000
250,000,000	2.760% due 11/6/08	250,004,552
300,000,000	3.050% due 1/26/09	300,000,000
	Bank of Nova Scotia:
300,000,000	2.600% due 10/1/08	300,000,000
100,000,000	2.500% due 3/6/09	100,000,000
	Bank of Scotland PLC:
500,000,000	2.909% due 11/19/08(a)	500,000,000
150,000,000	2.840% due 11/21/08	150,000,000
250,000,000	3.008% due 7/6/09(a)	250,000,000
	Bank of Tokyo Mitsubishi:
200,000,000	2.830% due 9/19/08	200,000,000

See Notes to Financial Statements.

Liquid Reserves Portfolio 2008 Annual Report | 35

Schedule of investments continued
August 31, 2008

LIQUID RESERVES PORTFOLIO

FACE AMOUNT	SECURITY	VALUE*

	Certificates of Deposit—40.5% continued
$126,100,000	2.830% due 11/10/08	$126,100,000
250,000,000	2.890% due 12/10/08	250,000,000
	Barclays Bank PLC NY:
100,000,000	2.600% due 9/18/08	100,000,000
200,000,000	2.820% due 11/13/08	200,000,000
260,000,000	3.150% due 12/29/08	260,000,000
167,000,000	3.020% due 2/23/09	167,000,000
200,000,000	2.970% due 4/20/09	200,000,000
150,000,000	2.910% due 5/13/09(a)	150,000,000
150,000,000	3.253% due 8/11/09(a)	150,000,000
	BNP Paribas NY Branch:
165,000,000	2.700% due 10/6/08	165,000,000
395,000,000	2.960% due 10/24/08	395,000,000
150,000,000	2.850% due 12/5/08	150,000,000
300,000,000	3.060% due 1/2/09	300,000,000
	Calyon NY Branch:
400,000,000	2.900% due 10/1/08	400,000,000
345,000,000	2.790% due 10/8/08	345,000,000
465,000,000	3.120% due 2/9/09	465,000,000
513,000,000	Canadian Imperial Bank, 2.840% due 11/28/08	513,000,000
	Citibank N.A.:
100,000,000	2.740% due 10/24/08	100,000,000
220,000,000	2.750% due 11/28/08	220,000,000
	Credit Suisse New York:
200,000,000	4.010% due 1/7/09	200,000,000
250,000,000	2.951% due 3/3/09(a)	250,000,000
	Depfa Bank PLC:
500,000,000	2.540% due 9/18/08	500,000,000
250,000,000	2.800% due 10/10/08	250,000,000
768,500,000	Deutsche Bank NY, 2.700% due 11/3/08	768,500,000
	Dexia Credit Local SA:
200,000,000	2.820% due 10/9/08	200,004,192
300,000,000	2.840% due 11/7/08	300,000,000
250,000,000	2.830% due 11/26/08	250,002,965
	Dresdner Bank AG NY:
290,500,000	2.530% due 9/12/08	290,500,000
100,000,000	2.550% due 9/30/08	100,000,000
	Fortis Bank NY:
500,000,000	2.530% due 9/12/08	500,000,000
275,000,000	2.760% due 10/6/08	275,000,000
	HSBC Bank USA:
100,000,000	2.810% due 12/15/08	100,002,889
366,800,000	2.950% due 1/16/09	366,800,000

See Notes to Financial Statements.

36 | Liquid Reserves Portfolio 2008 Annual Report

LIQUID RESERVES PORTFOLIO

FACE AMOUNT	SECURITY	VALUE*

	Certificates of Deposit—40.5% continued
	Intesa San Paulo SpA NY:
$250,000,000	2.923% due 3/5/09(a)	$250,000,000
242,500,000	3.210% due 4/22/09	242,500,000
	Istituto Bancario SA:
100,000,000	3.300% due 5/6/09	100,000,000
325,000,000	3.670% due 6/11/09	325,000,000
100,000,000	Landesbank Baden-Wuerttemberg, 2.960% due 11/12/08	100,000,993
500,000,000	Lloyds Bank PLC, 2.620% due 10/8/08	500,000,000
150,000,000	Nordea Bank Finland NY, 4.670% due 11/5/08	150,482,636
248,650,000	PNC Bank N.A., 3.015% due 2/23/09(a)	248,650,000
	Rabobank Nederland NY:
500,000,000	2.670% due 10/28/08	500,000,000
300,000,000	3.010% due 2/13/09	300,000,000
	Royal Bank of Canada NY:
200,000,000	2.410% due 9/19/08	200,000,000
102,788,000	5.290% due 2/2/09	103,726,622
125,000,000	Royal Bank of Scotland NY, 3.180% due 12/12/08	125,000,000
150,000,000	Skandinaviska Enskilda Banken, 2.875% due 12/4/08	149,990,170
	Societe Generale NY:
200,000,000	2.900% due 9/19/08	200,000,993
250,000,000	2.830% due 10/8/08	250,000,000
	Svenska Handelsbanken AB:
499,000,000	2.720% due 11/10/08	499,000,000
192,000,000	2.730% due 11/28/08	192,000,000
175,000,000	Svenska Handelsbanken NY, 5.005% due 10/9/08	175,000,879
	Toronto Dominion Bank NY:
200,000,000	2.500% due 9/24/08	200,000,000
300,000,000	2.830% due 11/24/08	300,000,000
300,000,000	3.060% due 1/7/09	300,000,000
100,000,000	3.020% due 2/17/09	100,000,000
	UBS AG Stamford CT:
102,000,000	2.700% due 9/9/08	102,004,676
150,000,000	5.030% due 9/15/08	150,000,000
300,000,000	2.520% due 9/30/08	300,002,412
150,000,000	2.580% due 9/30/08	150,001,205
	Unicredito Italiano SpA NY:
125,000,000	2.700% due 9/11/08	125,000,000
200,000,000	4.720% due 9/15/08	200,000,751
100,000,000	2.510% due 9/22/08	100,000,582
	Wachovia Bank N.A.:
175,000,000	4.500% due 12/1/08	175,000,000
250,000,000	3.100% due 12/29/08	250,000,000
145,000,000	3.005% due 1/27/09(a)	145,000,000

	Total Certificates of Deposit	22,040,297,037

See Notes to Financial Statements.

Liquid Reserves Portfolio 2008 Annual Report | 37

Schedule of investments continued
August 31, 2008

LIQUID RESERVES PORTFOLIO

FACE AMOUNT	SECURITY	VALUE*

	Commercial Paper—23.2%
$100,000,000	ABN Amro Bank NV, 2.713% due 9/8/08(b)	$99,947,889
300,000,000	Allied Irish Banks PLC, 2.856% due 9/8/08(b)(c)	299,835,792
	ANZ National International Ltd.:
100,000,000	2.800% due 11/26/08(b)(c)	99,335,889
100,000,000	2.912% due 12/10/08(b)(c)	99,202,778
179,136,718	Atlantic East Funding LLC, 2.820% due 3/25/09(a)(d)(e)	162,530,744
100,000,000	Australia & New Zealand Banking Group, 2.717% due 11/12/08(b)(c)	99,464,000
	Bank of America Corp.:
250,000,000	2.941% due 11/25/08(b)	248,285,243
250,000,000	3.020% due 2/2/09(b)	246,818,403
150,000,000	2.902% due 3/2/09(b)	147,846,333
300,000,000	Bank of Ireland, 2.705% due 9/12/08(b)(c)	299,754,333
	BNZ International Funding Ltd.:
125,000,000	2.781% due 9/8/08(b)(c)	124,933,038
250,000,000	2.898% due 11/10/08(b)(c)	248,604,862
100,000,000	2.893% due 11/20/08(b)(c)	99,366,667
100,000,000	3.015% due 12/29/08(b)(c)	99,018,250
100,000,000	CBA (Delaware) Finance Inc., 2.779% due 11/19/08(b)	99,398,722
200,000,000	Citigroup Funding Inc., 2.976% due 9/5/08(b)	199,934,889
250,000,000	Credit Suisse New York, 3.047% due 1/16/09(b)	247,145,834
	Danske Corp.:
175,000,000	2.506% due 9/16/08(b)(c)	174,817,708
250,000,000	2.800% due 9/18/08(b)(c)	249,671,806
250,000,000	3.041% due 4/9/09(a)(c)	250,000,000
350,000,000	Depfa Bank PLC, 2.558% due 9/30/08(b)(c)	349,281,042
	Dexia Delaware:
100,000,000	2.800% due 10/9/08(b)	99,706,556
100,000,000	2.800% due 10/10/08(b)	99,698,833
150,000,000	Dresdner U.S. Finance, 2.748% due 10/15/08(b)	149,498,583
500,000,000	General Electric Capital Corp., 2.861% due 2/4/09(b)	493,890,001
	ING Funding LLC:
300,000,000	2.410% due 9/22/08(b)	299,583,500
195,000,000	3.005% due 10/28/08(b)	194,086,100
100,000,000	3.036% due 1/2/09(b)	98,978,416
100,000,000	3.043% due 1/9/09(b)	98,918,472
112,800,000	3.078% due 1/16/09(b)	111,507,907
347,556,462	Issuer Entity LLC, 3.479% - 3.489% due 10/30/08(a)(e)(f)(k)	139,022,585
	JPMorgan Chase:
400,000,000	2.737% due 12/2/08(b)	397,240,000
150,000,000	2.775% due 12/10/08(b)	148,854,166
400,000,000	3.000% due 2/2/09(b)	394,943,668
100,000,000	KBC Financial Products International, 2.918% due 11/4/08(b)(c)	99,486,222
	Landesbank Baden-Wuerttemberg:
350,000,000	2.505% due 9/15/08(b)	349,659,722

See Notes to Financial Statements.

38 | Liquid Reserves Portfolio 2008 Annual Report

LIQUID RESERVES PORTFOLIO

FACE AMOUNT	SECURITY	VALUE*

	Commercial Paper—23.2% continued
$150,000,000	2.506% due 9/23/08(b)	$149,770,833
350,000,000	2.505% due 9/26/08(b)	349,392,360
100,000,000	National Australia Funding, 2.728% due 10/15/08(b)(c)	99,668,778
600,000,000	Natixis, 2.485% due 9/15/08(b)(c)	599,421,332
300,000,000	Nordea N.A., 2.700% due 11/21/08(b)	298,191,000
	Royal Bank of Scotland PLC:
100,000,000	2.474% due 9/11/08(b)(c)	99,931,389
300,000,000	3.000% due 10/24/08(b)	298,694,875
84,306,000	San Paolo IMI U.S. Financial Co., 2.777% due 11/17/08(b)	83,808,313
	Skandinaviska Enskilda Banken:
250,000,000	2.673% due 9/8/08(b)(c)	249,871,181
175,000,000	2.800% due 9/18/08(b)(c)	174,770,264
350,000,000	3.149% due 12/10/08(b)(c)	346,986,112
63,700,000	3.114% due 2/6/09(b)(c)	62,841,713
	Societe Generale N.A.:
275,000,000	3.046% due 10/30/08(b)	273,647,917
300,000,000	2.806% due 11/12/08(b)	298,329,000
	Swedbank:
120,000,000	2.747% due 9/4/08(b)	119,972,850
175,000,000	3.078% due 10/27/08(b)	174,175,167
125,000,000	3.078% due 10/28/08(b)	124,400,312
	Toyota Motor Credit Corp.:
121,500,000	2.639% due 11/17/08(b)	120,819,128
300,000,000	2.639% due 11/18/08(b)	298,297,000
	UniCredito Italiano Bank (Ireland):
91,200,000	2.930% due 11/20/08(b)(c)	90,610,240
175,000,000	2.937% due 11/28/08(b)(c)	173,753,028
	Westpac Banking Corp.:
400,000,000	2.739% due 11/13/08(b)(c)	397,793,778
200,000,000	2.656% due 11/17/08(b)(c)	198,879,222
200,000,000	2.666% due 11/19/08(b)(c)	198,845,722
200,000,000	2.729% due 11/28/08(b)(c)	198,675,112

	Total Commercial Paper	12,601,815,579

	Corporate Bonds & Notes—3.0%
243,500,000	Australia & New Zealand Banking Group, 2.892% due 7/31/09(a)(c)	243,500,000
80,820,000	Credit Suisse First Boston (USA) Inc., Notes, 4.700% due 6/1/09	81,337,019
125,000,000	ING Bank NV, 3.059% due 3/26/09(a)(c)	125,000,000
275,000,000	Nordea Bank AB, 3.149% due 8/24/09(a)(c)	275,000,000
225,000,000	Rabobank Nederland NV, 2.993% due 4/30/09(a)(c)	224,984,019
150,000,000	Royal Bank of Canada, 3.104% due 5/15/09(a)(c)	150,000,000
150,000,000	Royal Bank of Scotland Group PLC, 2.963% due 9/18/08(a)(c)	150,000,000
242,019,322	Steers Delaware Business Trust, Senior Secured Notes, 2.490% due 9/29/08(a)(c)(e)	242,019,322

See Notes to Financial Statements.

Liquid Reserves Portfolio 2008 Annual Report | 39

Schedule of investments continued
August 31, 2008

LIQUID RESERVES PORTFOLIO

FACE AMOUNT	SECURITY	VALUE*

	Corporate Bonds & Notes—3.0% continued
$125,000,000	Svenska Handelsbanken AB, 3.150% due 5/26/09(a)(c)	$125,000,000

	Total Corporate Bonds & Notes	1,616,840,360

	Master Note—2.5%
1,353,000,000	Morgan Stanley Collateralized Master Note Purchase Agreement, 2.925% due 9/2/08(a)(e)(m)	1,353,000,000

	Medium-Term Notes—4.5%
124,000,000	ANZ National International Ltd., 2.916% due 2/9/09(a)(c)	124,000,000
	Axon Financial Funding LLC:
325,000,000	2.589% due 10/15/08(b)(e)(f)(g)(h)	228,865,000
100,000,000	2.644% due 10/15/08(b)(e)(f)(g)(h)	70,420,000
200,000,000	2.651% due 10/15/08(b)(e)(f)(g)(h)	140,840,000
225,000,000	2.885% due 10/15/08(b)(e)(f)(g)(h)	158,445,000
200,000,000	5.420% due 10/15/08(b)(e)(f)(g)(h)	140,840,000
97,000,000	5.425% due 10/15/08(b)(e)(f)(g)(h)	68,307,400
3,796,454	Cheyne Finance LLC, 0.000%, 8/23/09(d)(e)(i)	3,796,454
222,875,000	Citigroup Funding Inc., 3.678% due 5/8/09(a)	222,852,406
100,000,000	Commonwealth Bank of Australia, 3.051% due 8/3/09(a)(c)	100,000,000
442,459,094	Gryphon Funding Ltd., 2.840% due 8/23/09(a)(d)(e)(i)	242,246,354
150,000,000	HSBC USA Inc., 3.188% due 5/15/09(a)	150,000,000
100,000,000	ING USA Global Funding Trust, Medium-Term Notes, 3.143% due 6/19/09(a)	100,000,000
250,000,000	Royal Bank of Scotland PLC, 2.630% due 3/4/09(a)(c)	250,000,000
248,500,000	Toyota Motor Credit Corp., 2.481% due 10/6/08(a)	248,483,421
135,900,000	Wells Fargo Co., 2.521% due 10/31/08(a)	135,892,264
75,000,000	White Pine Finance LLC, 2.225% due 10/15/08(b)(e)(g)(j)	75,000,000

	Total Medium-Term Notes	2,459,988,299

	Promissory Notes—1.0%
300,000,000	Goldman Sachs Group Inc., 4.750% due 9/16/08(c)(e)	300,000,000
250,000,000	Goldman Sachs Group Inc., 3.163% due 12/15/08(a)(e)	250,000,000

	Total Promissory Notes	550,000,000

	Time Deposits—3.3%
250,600,000	Bank of Tokyo, 2.080% due 9/2/08	250,600,000
185,000,000	Barclays Bank PLC NY, 2.080% due 9/2/08	185,000,000
	Commerzbank Grand Cayman:
434,769,000	2.100% due 9/2/08	434,769,000
294,259,000	2.130% due 9/2/08	294,259,000
598,236,000	Societe Generale Grand Cayman, 2.125% due 9/2/08	598,236,000

	Total Time Deposits	1,762,864,000

	U.S. Government Agencies—17.4%
180,000,000	Federal Farm Credit Bank (FFCB), Bonds, 2.380% due 5/6/09	180,000,000
	Federal Home Loan Bank (FHLB):
	Bonds:
115,000,000	2.291% due 12/3/08(a)	115,000,000

See Notes to Financial Statements.

40 | Liquid Reserves Portfolio 2008 Annual Report

LIQUID RESERVES PORTFOLIO

FACE AMOUNT	SECURITY	VALUE*

	U.S. Government Agencies—17.4% continued
$200,000,000	2.080% due 1/30/09(a)	$200,000,000
124,500,000	2.290% due 4/3/09(a)	124,500,000
200,000,000	2.470% due 4/21/09	200,038,137
200,000,000	2.355% due 6/10/09(a)	200,000,000
200,000,000	2.120% due 8/7/09(a)	200,000,000
350,000,000	2.402% due 8/27/09(a)	349,931,587
300,000,000	2.390% due 12/28/09(a)	299,822,900
175,000,000	2.230% due 3/26/10(a)	175,000,000
200,000,000	Discount Notes, 2.766% due 2/13/09(b)	197,499,333
	Federal Home Loan Mortgage Corp. (FHLMC)(n):
	Discount Notes:
200,000,000	2.286% due 11/24/08(b)	198,945,333
375,000,000	2.429% - 2.491% due 12/8/08(b)	372,517,333
558,194,000	2.593% - 2.686% due 12/22/08(b)	553,639,095
237,384,000	2.532% - 2.572% due 1/5/09(b)	235,292,890
250,000,000	2.752% due 2/23/09(b)	246,706,598
650,000,000	2.740% due 2/27/09(b)	641,273,750
145,340,000	2.799% due 3/23/09(b)	143,086,220
256,125,000	2.182% - 2.244% due 3/30/09(b)	252,873,927
250,000,000	Notes, 2.383% due 10/7/09(a)	250,000,000
	Federal National Mortgage Association (FNMA)(n):
	Discount Notes:
175,000,000	2.317% - 2.327% due 11/26/08(b)	174,040,264
100,000,000	2.327% due 12/3/08(b)	99,405,833
248,000,000	2.704% due 12/10/08(b)	246,157,222
171,000,000	2.629% due 12/17/08(b)	169,678,550
799,700,000	2.724% - 2.803% due 12/22/08(b)	792,900,918
144,277,000	2.593% due 12/24/08(b)	143,107,394
157,000,000	2.531% due 12/31/08(b)	155,680,764
327,111,000	2.572% - 2.593% due 1/7/09(b)	324,146,702
270,750,000	2.717% due 1/14/09(b)	268,028,962
50,000,000	2.597% due 1/30/09(b)	49,463,111
300,000,000	2.688% due 2/9/09(b)	296,444,584
75,000,000	2.193% due 2/27/09(b)	74,198,229
200,000,000	2.164% - 2.244% due 3/27/09(b)	197,534,687
82,250,000	2.995% due 8/7/09(b)	79,989,496
	Notes:
133,800,000	2.080% due 1/16/09(a)	133,800,000
150,000,000	2.060% due 1/23/09(a)	149,994,082
336,750,000	2.230% due 9/3/09(a)	336,750,000
180,000,000	2.210% due 10/7/09(a)	179,969,705
200,000,000	2.736% due 1/21/10(a)	200,000,000
250,000,000	2.733% due 2/8/10(a)	249,924,932

	Total U.S. Government Agencies	9,457,342,538

See Notes to Financial Statements.

Liquid Reserves Portfolio 2008 Annual Report | 41

Schedule of investments continued
August 31, 2008

LIQUID RESERVES PORTFOLIO

FACE AMOUNT	SECURITY	VALUE*

	Repurchase Agreement—0.9%
$500,000,000	Interest in $500,000,000 joint tri-party repurchase agreement dated 8/29/08 with Barclays Capital Inc., 2.120% due 9/2/08; Proceeds at maturity—$500,117,778; (Fully collateralized by various U.S. government agency obligations, 2.250% - 5.000% due 10/2/09 to 4/30/18; Market value—$510,000,745)	$500,000,000

	TOTAL INVESTMENTS BEFORE AGREEMENTS
	(Cost—$54,150,450,931)	53,600,367,813

AGREEMENTS WITH AFFILIATES(l) —1.0%

	Letter Agreements (Cost—$0)(i)—0.3%	150,000,000
	Capital Support Agreements (Cost—$0)(f)—0.7%	400,000,000

	TOTAL AGREEMENTS (Cost—$0)	550,000,000

	TOTAL INVESTMENTS—99.6% (Cost—$54,150,450,931#)	54,150,367,813
	Other Assets in Excess of Liabilities—0.4%	221,481,262

	TOTAL NET ASSETS—100.0%	$54,371,849,075

*	Reflects amortized cost value, unless otherwise noted.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2008.

(b)	Rate shown represents yield-to-maturity.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	The Portfolio received partial principal payments. The Portfolio’s Board of Trustees has determined that it is currently in its best interest to continue to hold these securities.

(e)	Illiquid security.

(f)	The value shown is the fair market value as of August 31, 2008. The Axon Financial Funding LLC and Issuer Entity LLC securities are supported by Capital Support Agreements (see Note 3).

(g)	Date shown is the date of the next interest rate change, because both principal and interest are currently in default.

(h)	On November 20, 2007, an insolvency event was declared. The Portfolio’s Board of Trustees has determined that it is currently in its best interest to continue to hold these securities.

(i)	The value shown is the fair market value as of August 31, 2008. Cheyne Finance LLC and Gryphon Funding Ltd. are supported by a Letter of Credit and Letter Agreement (see Note 3).

(j)	On February 12, 2008 an insolvency event was declared. The Portfolio’s Board of Trustees has determined that it is currently in its best interest to continue to hold these securities.

(k)	The Portfolio received partial principal payments. The Portfolio’s Board of Trustees has determined that it is currently in its best interest to continue to hold this security.

(l)	Agreements are with subsidiaries of legg Mason Inc., the parent of legg Mason Partners Fund Advisor, LLC, the Portfolio’s Advisor.

(m)	Final Maturity date is July 14, 2009.

(n)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.

#	Aggregate cost for federal income tax purposes is $54,059,428,644.

See Notes to Financial Statements.

42 | Liquid Reserves Portfolio 2008 Annual Report

Statement of assets and liabilities

Liquid Reserves Portfolio
August 31, 2008

ASSETS:
Investments, at value (Cost—$54,150,450,931)*	$53,600,367,813
Letter and capital support agreements with affiliates*	550,000,000
Cash	992
Interest receivable	226,030,895
Principal paydown receivable	6,919
Prepaid expenses	333,780

Total Assets	54,376,740,399

LIABILITIES:
Investment management fee payable	4,612,845
Trustees’ fees payable	57,778
Accrued expenses	220,701

Total Liabilities	4,891,324

TOTAL NET ASSETS	$54,371,849,075

NET ASSETS:
Paid-in-capital	$54,519,446,596
Net unrealized depreciation on certain investments in Structured Investment Vehicles (Note 3)	(147,597,521)

TOTAL NET ASSETS	$54,371,849,075

*     See Note 3 Capital Support Agreements.

See Notes to Financial Statements.

Liquid Reserves Portfolio 2008 Annual Report | 43

Statement of operations

Liquid Reserves Portfolio
For the Year Ended August 31, 2008

INVESTMENT INCOME:
Interest	$1,906,296,980

EXPENSES:
Investment management fee (Note 2)	47,050,447
Legal fees	789,516
Insurance	774,744
Trustees’ fees	709,689
Custody fees	319,597
Audit and tax	35,467
Miscellaneous expenses	63,559

Total Expenses	49,743,019
Less: Fee waivers and/or expense reimbursements (Note 2)	(12,773,898)
Fees paid indirectly (Note 1)	(319)

Net Expenses	36,968,802

NET INVESTMENT INCOME	1,869,328,178

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Net Realized Gain (Loss) on Investments:
Investment transactions	(159,837,272)
Capital support agreements (Note 3)	147,514,403

Net Realized Loss	(12,322,869)

Unrealized Appreciation/Depreciation From Investments:
Investments on certain Structured Investment Vehicles (Note 3)	(550,083,118)
Capital support agreements (Note 3)	402,485,597

Net Unrealized Appreciation/Depreciation (Note 3)	(147,597,521)

NET LOSS ON INVESTMENTS	(159,920,390)

INCREASE IN NET ASSETS FROM OPERATIONS	$1,709,407,788

See Notes to Financial Statements.

44 | Liquid Reserves Portfolio 2008 Annual Report

Statements of changes in net assets

Liquid Reserves Portfolio

FOR THE YEARS ENDED AUGUST 31,	2008	2007

OPERATIONS:
Net investment income	$1,869,328,178	$2,615,353,014
Net realized gain (loss)	(12,322,869)	2,930,294
Net unrealized appreciation/depreciation	(147,597,521)	—

Increase in Net Assets From Operations	1,709,407,788	2,618,283,308

CAPITAL TRANSACTIONS:
Proceeds from contributions	152,547,566,033	122,167,268,706
Value of withdrawals	(150,530,100,014)	(106,370,917,949)

Increase in Net Assets From Capital Transactions	2,017,466,019	15,796,350,757

INCREASE IN NET ASSETS	3,726,873,807	18,414,634,065

NET ASSETS:
Beginning of year	50,644,975,268	32,230,341,203

End of year	$54,371,849,075	$50,644,975,268

See Notes to Financial Statements.

Liquid Reserves Portfolio 2008 Annual Report | 45

Financial highlights

Liquid Reserves Portfolio

FOR THE YEARS ENDED AUGUST 31:

	2008		2007	2006	2005	2004

NET ASSETS, END OF YEAR (MILLIONS)	$54,372		$50,645	$32,230	$44,789	$37,587

Total return[1]	4.00	%†	5.40%	4.53%	2.54%	1.09%

RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.11%		0.10%[2]	0.12%	0.17%	0.17%
Net expenses[3,4,5]	0.08		0.09 [2]	0.09	0.10	0.10
Net investment income	3.97		5.26	4.33	2.57	1.09

[1]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[2]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would have been the same.

[3]	There was no impact to the expense ratio as a result of fees paid indirectly.

[4]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Portfolio will not exceed 0.10%.

[5]	Reflects fee waivers and/or expense reimbursements.

†	If the Portfolio had not entered into the Letter and Capital Support Agreements, the total return would have been lower.

See Notes to Financial Statements.

46 | Liquid Reserves Portfolio 2008 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Liquid Reserves Portfolio (the “Portfolio”) is a separate investment series of Master Portfolio Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At August 31, 2008, all investors in the Portfolio were funds advised or administered by the manager of the Portfolio and/or its affiliates.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing portfolio securities at their cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolio’s use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

As of the date of this report, the Portfolio continued to meet the requirements of Rule 2a-7 that permit the Portfolio to utilize amortized cost to value its securities, except that certain investments in structured securities (such as those issued by Structured Investment Vehicles or SIVs) are carried at fair value in the Schedule of Investments. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by an event, the Portfolio may value these securities at fair value as determined in accordance with the procedures approved by the Board of Trustees. These SIVs were subject to specific events of default or insolvency which triggered the use of fair value. Concurrently the Portfolio recognized the fair value of the related Letter Agreement and Credit Support Agreements (see Note 3) entered into between the Portfolio and affiliates of the Portfolio. The related net realized and unrealized appreciation/depreciation on the SIVs, the Letter Agreements and Credit Support Agreements are reflected in the Statement of Operations.

(b) Interest income and expenses. Interest income consists of interest accrued and discount earned (including both original issue and market discount adjusted for amortization of premium) on the investments of the Portfolio. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by the manager.

(c) Credit and market risk. Investments in structured securities or SIVs which are collateralized by residential real estate mortgages are subject to certain

Liquid Reserves Portfolio 2008 Annual Report | 47

Notes to financial statements continued

credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

(d) Fees paid indirectly. The Portfolio’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Portfolio. If material, the amount is shown as a reduction of expenses on the Statement of Operations

(e) Other. Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction. Realized gains and losses are calculated on the identified cost basis.

(f) Income taxes. The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of the subchapter M of the Internal Revenue Code.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2008, no provision for income tax would be required in the Portfolio’s financial statements. The Portfolio’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue,

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) is the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.10% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Portfolio.

48 | Liquid Reserves Portfolio 2008 Annual Report

During the year ended August 31, 2008, the Portfolio had a voluntary expense limitation in place of 0.10% of the Portfolio’s average daily net assets.

During the year ended August 31, 2008, LMPFA waived a portion of its fee in the amount of $12,773,898.

Effective January 1, 2008, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Credit arrangements for certain holdings

The Portfolio was provided or entered into certain credit support arrangements for certain of its portfolio holdings. As a result, the aggregate market value of the Portfolio’s holdings increased. These arrangements are described below.

(a) On March 4, 2008, the Portfolio was provided a Standby Letter of Credit (“LOC”) by Citibank, N.A. (“Citibank”) for an aggregate amount not to exceed $150 million. Citibank currently has a First Tier credit rating.

Under the terms of the LOC, which terminates no later than March 3, 2009, the Portfolio is able to draw upon the LOC if (i) a loss is realized from a sale or other disposition of commercial paper or other securities held by the Portfolio that were issued by Cheyne Finance LLC (the “Securities”), (ii) the Securities are restructured into new debt and there is a shortfall in what is received as compared to the amortized cost of the original Securities (iii) all or any portion of the Securities remain outstanding on the business day immediately prior to March 4, 2009; and/or (iv) the short term credit rating of Citibank is downgraded causing its LOC obligations to no longer qualify as a First Tier Security under Rule 2a-7.

The Portfolio also entered into a separate, but related Letter Agreement with Legg Mason. Under the terms of the Letter Agreement, the Portfolio will terminate the LOC if (i) all of the Securities are sold or otherwise disposed of without the Portfolio realizing a loss or the Portfolio has drawn on the LOC in an aggregate amount equal to such losses; (ii) all of the Securities have been restructured into new debt rated at least A-1 or P-1 (or the equivalent) by S&P or Moody’s and that is eligible to be held under Rule 2a-7; (iii) the Portfolio has been repaid in full in respect of all of the Securities or (iv) the Securities are rated at least A-1 or P-1 (or the equivalent) by S&P or Moody’s. The Letter Agreement also provides that: the Portfolio must pay to Legg Mason the excess

Liquid Reserves Portfolio 2008 Annual Report | 49

Notes to financial statements continued

of amounts received by the Portfolio above amounts due to the Portfolio on the Securities, net of draws, either from a cash payment or a restructuring if, after the LOC is drawn and on or after termination of the LOC; and during the term of the LOC, Legg Mason has the option to purchase the securities from the Portfolio under various circumstances at a price that is the greater of amortized cost or market value. Another provision provides for transfer of the Securities to Legg Mason if the amounts drawn on the LOC equal or exceed the amortized cost of the Securities then outstanding at the end of the LOC term.

(b) On March 31, 2008, the Portfolio entered into five Capital Support Agreements (“CSAs”) with Legg Mason each CSA being with one of its wholly owned subsidiaries LM Capital Company, LLC, LM Capital Support I, LLC, LM Capital Support II, LLC, LM Capital Support III, LLC and LM Capital Support IV, LLC (collectively with Legg Mason “LM”). Three of the CSAs provide support in the maximum amounts of $100,000,000, $100,000,000 and $50,000,000, respectively, for the Portfolio’s holdings of Axon Financial Funding LLC. Two of the CSAs will provide support in the maximum amounts of $75,000,000 each, for the Portfolio’s holdings of Issuer Entity LLC. Each of the five LM subsidiaries established a segregated account at the Portfolio’s custodian bank to secure LM’s obligations under the respective CSAs.

Under the terms of each CSA the Portfolio would be paid a capital contribution, up to the maximum amount committed in the CSA, if (i) a loss is realized from a sale of the subject securities (collectively with any securities received in exchange therefore, or as replacement thereof that do not qualify as “Eligible Securities” under Rule 2a-7(a)(10), “Eligible Notes”); (ii) a loss results upon final payment on the Eligible Notes; (iii) a court orders a discharge of the Eligible Notes issuer from liability that provides for payments that will result in a loss; or (iv) a loss occurs in connection with an exchange for or replacement with Eligible Securities as defined in Rule 2a-7(a)(10).

Each CSA terminates no later than March 31, 2009 and requires the Portfolio to promptly sell any Eligible Notes it holds on the immediately preceding business day. Each CSA also permits LM to purchase the Eligible Notes under certain circumstances at a price which is the greater of amortized cost or market value.

On July 17, 2008, a restructuring of Cheyne Finance LLC occurred, in which the Portfolio realized a loss of $147,514,403. This loss was offset by the CSA’s, and is recorded in the Statement of Operations as a non-cash event.

As of August 31, 2008, the amortized cost and fair value of the Portfolio’s holdings for investments covered by the Letter Agreements and CSA’s are as follows. The Portfolio has recognized the changes in the unrealized components of these securities and related support agreements in its results of the operations and financial position.

50 | Liquid Reserves Portfolio 2008 Annual Report

INVESTMENT	AMORTIZED COST	FAIR VALUE	SUPPORT AGREEMENTS

Cheyne Finance LLC	$3,796,454	$3,796,454	$0
Gryphon Funding Ltd	256,308,898	242,246,354	150,000,000
Axon Financial Funding LLC	1,147,000,000	807,717,400	250,000,000
Issuer Entity LLC	335,760,559	139,022,585	150,000,000

On September 18, 2008, and subsequent to the reporting period, the CSAs described above in connection with the Portfolio’s holdings of Axon Financial Funding LLC and Issuer Entity LLC were amended to increase the amounts of support available to the Portfolio. The amounts of the CSAs and the amortized cost and fair value as of that date are as follows:

INVESTMENT	AMORTIZED COST	FAIR VALUE	ORIGINAL SUPPORT AMOUNTS	AMENDED SUPPORT AMOUNTS

Axon Financial Funding LLC	$1,147,000,000	$808,290,900	$250,000,000	$500,000,000
Issuer Entity LLC	335,760,559	139,022,585	150,000,000	250,000,000

Subsequent to the amendment to the CSA’s the net unrealized appreciation/depreciation reflected in the Statement of Operations from these securities and CSA’s would have been net $0.

4. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”) and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management, LLC (“SBFM”) and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

Liquid Reserves Portfolio 2008 Annual Report | 51

Notes to financial statements continued

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the U.S. Securities and Exchange Commission (“SEC”) as previously described. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

52 | Liquid Reserves Portfolio 2008 Annual Report

5. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

Liquid Reserves Portfolio 2008 Annual Report | 53

Notes to financial statements continued

6. Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standards board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Portfolio’s valuation policies as a result of adopting FAS 157. The Portfolio will implement the disclosure requirements beginning with its November 30, 2008 Form N-Q.

* * *

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statements and related disclosures.

54 | Liquid Reserves Portfolio 2008 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Investors
Master Portfolio Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Liquid Reserves Portfolio, a series of Master Portfolio Trust, as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended August 31, 2004 were audited by other independent registered public accountants whose report thereon, dated October 24, 2004, expressed an unqualified opinion on those financial highlights.
          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Liquid Reserves Portfolio as of August 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 24, 2008

Liquid Reserves Portfolio 2008 Annual Report | 55

Additional information (unaudited)

The Trustees and Officers of the Fund also serve as the Trustees and Officers of the Portfolio. Information about the Trustees and Officers of the Fund can be found on pages 27 through 33 of this report.

56 | Liquid Reserves Portfolio

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CitiSM Institutional Liquid Reserves

Trustees	Distributor
Elliott J. Berv	Legg Mason Investor Services, LLC
A. Benton Cocanougher
Jane F. Dasher	Custodian
Mark T. Finn	State Street Bank and Trust
R. Jay Gerken, CFA	Company
Chairman
Rainer Greeven	Transfer agents
Stephen R. Gross	Boston Financial Data Services, Inc.
Richard E. Hanson, Jr.	2 Heritage Drive
Diana R. Harrington	North Quincy, Massachusetts 02171
Susan M. Heilbron
Susan B. Kerley	PNC Global Investment Servicing
Alan G. Merten	(formerly, PFPC Inc.)
R. Richardson Pettit	4400 Computer Drive
Westborough, Massachusetts 01581
Investment manager
Legg Mason Partners Fund	Independent registered
Advisor, LLC	public accounting firm
KPMG LLP
Subadviser	345 Park Avenue
Western Asset Management	New York, New York 10154
Company

CitiSM Institutional Liquid Reserves

The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland business trust.

CITISM INSTITUTIONAL LIQUID RESERVES 55 Water Street New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ending June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of CitiSM Institutional Liquid Reserves. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2008 Legg Mason Investor Services, LLC Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC Member FINRA, SIPC FDXX010349 10/08 SR08-667

NOT PART OF THE ANNUAL REPORT

ITEM 2.          CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.          AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.          PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2007 and August 31, 2008 (the "Reporting Periods") for professional services rendered by the Registrant’s principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $77,200 in 2007 and $80,600 in 2008.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $18,000 in 2007 and $0 in 2008. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectuses, Supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Institutional Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Institutional Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $19,400 in 2007 and $12,200 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Institutional Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee duly implements policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes duly impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services duly not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For Legg Mason Partners Institutional Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Institutional Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

	a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

	(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half- year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto. Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Institutional Trust

Date:	November 07, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Institutional Trust

Date:	November 07, 2008

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Legg Mason Partners Institutional Trust

Date:	November 07, 2008